UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) -- October 31, 1996

                               ESSEX GROUP, INC.
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   (Exact name of registrant as specified in its charter)

   MICHIGAN                          1-7418                      35-1313928
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   (State or other jurisdiction      (Commission           (I.R.S. Employer
    of incorporation)                File Number)       Identification No.)


   1601 WALL STREET, FORT WAYNE, INDIANA                             46802
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   (Address of principal executive offices)                       Zip Code


   Registrant's telephone number, including area code:  (219) 461-4000


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   (Former name or former address, if changed since last report.)





   Item 5.        Other Events.

     On October 31, 1996 the registrant issued the press release attached hereto as Exhibit 20.1, which is incorporated herein by reference.

   Item 7.   Financial Statements and Exhibits.

          (a)     Financial Statements of Business Acquired:
                  Not applicable

          (b)     Pro Forma Financial Information:
                  Not applicable

          (c)     Exhibits:

                  Number    Exhibit Description
                 ------     -------------------

                  20.1      Press release by the registrant on
                              October 31, 1996


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        ESSEX GROUP, INC.
                                          (Registrant)



                                        ----------------------------------
   November 5, 1996                     /s/ James D. Rice
                                        Senior Vice President
                                        Corporate Controller
                                        (Principal Accounting Officer)





                                                     Contact:  Tom Castaldi
                                                             (219) 461-4381


    BCP/ESSEX HOLDINGS INC. COMPLETES ACQUISITION OF TRIANGLE WIRE & CABLE


   FORT WAYNE, Ind., October 31, 1996 -- BCP/Essex Holdings Inc. ("Holdings") announced today the completion of its acquisition, through its wholly owned subsidiary Essex Group, Inc. ("Essex"), of substantially all the assets of Triangle Wire and Cable, Inc. of Lincoln, Rhode Island ("Triangle"), related to the sales, marketing, manufacturing and distribution of electrical wire and cable and the assets of its Canadian affiliate, FLI Royal Wire and Cable. Triangle manufacturing facilities acquired by Essex are located in Florence, Ala., Phoenix, Ariz., Sikeston, Mo. and Pawtucket, R.I.. Terms of the sale were not disclosed.

             According to Steven R. Abbott, President and CEO of Essex, "The acquisition of Triangle's wire and cable assets positions Essex to expand both our building, commercial and industrial wire product lines and to continue the excellence in service, product innovation and attention to customers' requirements which all Essex and Triangle customers expect. Furthermore, the melding of Essex and Triangle will help advance the Essex commitment to continuously exceed the expectations of employees, customers and shareholders."

             Essex  intends to  continue manufacturing wire  at all  of the acquired Triangle facilities while consolidating production of the products among these and other Essex plants. Approximately 40 former Triangle employees will be relocated to Essex headquarters in Fort Wayne.

             Holdings is a holding company for Essex, one of the world's largest producers of electrical wire and cable products. Essex is included in the Fortune 1000 list of industrial and service companies and the Forbes 500 list of privately held companies. Sales in 1995 were $1.2 billion. Essex' business operations, supported by 28 manufacturing facilities in 16 states, produce a broad product line that includes magnet wire, building wire, automotive wire, appliance wire, industrial wire, electronic wire, specialty wiring assemblies, communications wire and electrical insulation materials.

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